                                                                  EXHIBIT 10.14


July 16, 2002


TO:      J. OLIVER CUNNINGHAM TRUST dated February 26, 1971
         ANNE C. MCCLURE TRUST dated February 26, 1971
         JANE C. WARRINER TRUST dated February 26, 1971
         (collectively, the "Oliver Lenders")
         c/o Ross J. Mangano
         112 W. Jefferson Boulevard
         Suite 613
         South Bend, Indiana  46601

RE:      Intercreditor (Subordination) Agreement

BACKGROUND

U.S. RealTel, Inc. ("USRT") and Cypress Communications, Inc. ("Cypress") propose this date to enter into:

         - a Loan Agreement (the "Loan Agreement") providing for an $8,000,000 bridge loan (the "Bridge Loan") by the Oliver Lenders, Noro-Moseley Partners V, L.P. ("Noro-Moseley") and Wakefield Group III, LLC ("Wakefield") (the Oliver Lenders, Noro-Moseley and Wakefield, in their capacity as lenders, being referred to as the "Bridge Lenders"); and

         - a Purchase Agreement providing for the issuance and sale of $10,000,000 of USRT and Cypress' Fixed Rate Convertible Notes (the "Notes") to the Oliver Lenders, Noro-Moseley and Wakefield (the Oliver Lenders, Noro-Moseley and Wakefield, in their capacity as purchasers, being referred to as the "Noteholders").

It is a condition of the Bridge Loan that the Bridge Lenders enter into an Intercreditor (Subordination) Agreement with the Noteholders (the "Intercreditor Agreement"), which, among other things, will provide that under certain limited circumstances, all amounts payable by USRT and Cypress under the Bridge Loans and the Notes will be payable, pro rata among the Bridge Lenders and the Noteholders, on a pari passu basis.

AGREEMENT

To induce the Oliver Trusts to enter into the Intercreditor Agreement, USRT and Cypress have agreed to pay the Oliver Lenders, in proportion to the amounts loaned by them under the Loan Agreement, a fee of $1,000,000 (the "Risk Allocation Fee"). The Risk Allocation Fee will be payable to the Oliver Lenders in cash in accordance with the following schedule:

The Oliver Lenders
July 16, 2002
Page 2 of 2


           PAYMENT AMOUNT                                          PAYMENT DATE

$500,000                              The last  day of the  month  following  the  month  in  which  Cypress achieves the EBITDA  Target,  as defined  below,  but not earlier than
                                      November 30, 2002.

$500,000                              The last day of the second month  following the month in which Cypress achieves the EBITDA  Target,  as defined  below,  but not earlier than
                                      December 31, 2002.

The lesser of $1,000,000 or the       Repayment in full of the Bridge Loan.
unpaid balance

The lesser of $1,000,000 or the       June 30, 2003
unpaid balance

For purposes of this letter agreement, the term "EBITDA Target" means 75% of projected cumulative annualized consolidated Earnings Before Interest, Taxes, Depreciation and Amortization, ("EBITDA") as set forth in the March, 2002 document prepared by Cypress titled "Consolidation of the Building-centric Voice & Data Services Industry."

To the extent required, USRT and Cypress shall use their reasonable best efforts to obtain the consent of Silicon Valley Bank to the payment of the Risk Allocation Fee.

In the event of any inconsistencies between the terms of this letter agreement and the Intercreditor Agreement, the terms of the Intercreditor Agreement will control.

If the foregoing correctly sets forth our agreement by signing this letter in the space provided below, whereupon it will become a binding agreement among us.

Very truly yours,

U.S. REALTEL, INC.


By:
   --------------------------------------------------
         Charles B. McNamee
         Executive Vice President

CYPRESS COMMUNICATIONS, INC.


By:
   --------------------------------------------------
         Charles B. McNamee
         Executive Vice President


ACKNOWLEDGED AND AGREED
as of the date first written above.

J. OLIVER CUNNINGHAM TRUST dated February 26, 1971
ANNE C. MCCLURE TRUST dated February 26, 1971
JANE C. WARRINER TRUST dated February 26, 1971


By:
   --------------------------------------------------
         Ross J. Mangano, Trustee